EXECUTION VERSION

Exhibit 99.2

May 4, 2016

United Online, Inc.

21255 Burbank Boulevard, Suite 400

Woodland Hills, California 91367

Ladies and Gentlemen:

As a holder of Company Common Stock (as defined below), the undersigned (the “Stockholders”) understand that United Online, Inc., a Delaware corporation (the “Company”), Unify Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and B. Riley Financial, Inc., a Delaware corporation (“BRF”), propose to enter into an Agreement and Plan of Merger, dated as of May 4, 2016 (as it may be from time to time amended, the “Merger Agreement”), providing for, among other things, a merger of Merger Sub with and into the Company, in which each of the issued and outstanding shares of common stock, par value $0.0001 per share, of the Company (the “Company Common Stock”) (other than Excluded Shares) will be converted into the right to receive the Per Share Merger Consideration. Terms used without definition in this letter agreement shall have the meanings ascribed thereto in the Merger Agreement.

The Stockholders acknowledge that, as an inducement for the Company to enter into the Merger Agreement, the Company has required that the Stockholders enter into this letter agreement and the Stockholders are willing to enter into this letter agreement.

Each Stockholder confirms its or his agreement with the Company, and the Company confirms its agreement with such Stockholder, as follows:

        1. As used in this letter agreement, “Shares” means the shares of Company Common Stock which the Stockholder owns of record or beneficially, including those shares of Company Common Stock listed opposite such Stockholder’s name on Schedule 1 hereto (for the avoidance of doubt, excluding (i) any shares underlying options exercisable for shares of Company Common Stock, (ii) any shares held solely by any of the Stockholder’s family members, whether or not such shares are included as beneficially owned by the Stockholder in the Company’s most recent annual proxy statement and (iii) any shares held by such Stockholder for the benefit of customers or other third parties in the ordinary course of business, including shares held by investment funds) at any time during the Agreement Period. The Shares are free and clear of all encumbrances, voting arrangements and commitments of every kind, except as would not restrict the performance of the Stockholder’s obligations under this letter agreement. The Stockholder represents and warrants that the Stockholder has the sole or shared power to vote or direct the vote of all Shares.

        2. Subject to paragraph 17 of this letter agreement, at every meeting of the stockholders of the Company called, and at every postponement, recess or adjournment thereof, and on every action or approval by written consent of the stockholders of the Company, the Stockholder agrees to vote, or cause to be voted, the Shares (a) in favor of (i) adoption of the Merger Agreement and (ii) any other matter that is required to be approved by the stockholders of the Company to facilitate the transactions contemplated by the Merger Agreement, (b) against (i) any proposal made in opposition to adoption of the Merger Agreement or in competition with the Merger, (ii) any Acquisition Proposal and (iii) to the extent that any of the following actions requires a stockholder vote pursuant to applicable Law or any applicable stock exchange rules, any proposal, transaction, agreement, amendment of the Company’s certificate of incorporation or by-laws or other action that is intended to or could reasonably be expected to prevent, impede, interfere with, delay, postpone or discourage consummation of the Merger and (c) in favor of any postponement, recess or adjournment at any meeting of the stockholders of the Company if there are not sufficient votes to approve the Merger Agreement. Any such vote shall be cast (or consent shall be given) by the Stockholder in accordance with such procedures relating thereto so as to ensure that it is duly counted, including for purposes of determining that a quorum is present and for purposes of recording the results of such vote (or consent). The Stockholder hereby irrevocably and unconditionally waives, and agrees not to exercise, any rights of appraisal, any dissenters’ rights and any similar rights relating to the Merger that the Stockholder may directly or indirectly have by virtue of the ownership of any Shares if the Effective Time occurs.

        3. The Stockholder hereby revokes any and all previous proxies granted with respect to Shares owned of record or beneficially by him or her. By entering into this letter agreement, subject to the last sentence of this paragraph 3, the Stockholder hereby grants, or agrees to cause the applicable record holder to grant, a proxy appointing the Company as the Stockholder’s attorney-in-fact and proxy, for and in the Stockholder’s name, to be counted as present, vote, express consent or dissent with respect to the Shares owned of record or beneficially by him or her in the manner contemplated by paragraph 2 as such proxy or its proxies or substitutes shall, in their sole discretion, deem proper with respect to such Shares. The proxy granted by the Stockholder pursuant to this paragraph 3 is, subject to the last sentence of this paragraph 3, irrevocable and is coupled with an interest, in accordance with Section 212(e) of the Delaware General Corporation Law, and is granted in order to secure the Stockholder’s performance under this letter agreement and also in consideration of the Company entering into this letter agreement and the Merger Agreement and incurring the obligations therein. If the Stockholder fails for any reason to be counted as present, consent or vote such Shares in accordance with the requirements of paragraph 2 (or anticipatorily breaches such paragraph), then the Company shall have the right to cause to be present, consent or vote such Shares in accordance with the provisions of paragraph 2. The proxy granted by the Stockholder shall be automatically revoked upon expiration of the Agreement Period.

        4. The Stockholder represents and warrants (a) that the Stockholder has duly executed and delivered this letter agreement and has all authority and full legal capacity to enter into this letter agreement and (b) that, assuming the due authorization, execution and delivery of this letter agreement by the Company, this letter agreement is the Stockholder’s legal, valid and binding agreement and is enforceable against the Stockholder in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar Law affecting the enforcement of creditors’ rights generally or by general equitable principles.

        5. The Stockholder further represents and warrants that the execution and delivery of this letter agreement by the Stockholder does not, and the performance of its or his obligations under this letter agreement and the consummation of the transactions to be consummated by it or him as contemplated hereby will not, (a) conflict with or violate any Law applicable to the Stockholder or by which the Shares are bound or affected, (b) result in any breach of or violation of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of an encumbrance on any of the Shares pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Stockholder is a party or by which the Stockholder or the Shares are bound or affected or (c) require any consent, approval, authorization or permit of, or filing with or notification to, any court or arbitrator or any governmental entity, agency or official except for (i) applicable requirements, if any, of the Securities Exchange Act of 1934, as amended, and (ii) where the failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, would not to its or his knowledge prevent, impair, delay or adversely affect the performance by the Stockholder of its or his obligations under this letter agreement.

        6. The Stockholder agrees that all representations, terms and conditions of this letter agreement will apply to (and the term “Shares” shall include) shares of Company Common Stock of which the Stockholder acquires record or beneficial ownership after the date hereof and prior to the expiration of the Agreement Period, whether upon the exercise of options, warrants or rights, the conversion or exchange of convertible or exchangeable securities, or by means of purchase, dividend, distribution, split-up, recapitalization, combination, exchange of shares or the like, gift, bequest, inheritance, or as a successor in interest in any capacity or otherwise.

        7. This letter agreement and all obligations of the parties hereunder shall automatically terminate upon the earlier of (a) the Effective Time and (b) the termination of the Merger Agreement in accordance with its terms (the period during which this letter agreement is in effect, the “Agreement Period”); provided, however, that (i) this paragraph 7 and paragraphs 11, 12, 13, 14, 15, 18, 19, 20 and 21 hereof shall survive any such termination and (ii) such termination shall not relieve any party of any liability or damages resulting from any Willful Breach.

        8. The Stockholder is entering into this letter agreement solely in its or his capacity as a record or beneficial owner of the Shares.

        9. The Stockholder hereby authorizes the Company and BRF to publish and disclose in any announcement or disclosure in connection with the Merger and in the Proxy Statement (and, as and to the extent otherwise required by securities Laws or the SEC, any other documents or communications filed or furnished by the Company, BRF or Merger Sub with any Governmental Entity or to securityholders of the Company) the Stockholder’s identity and ownership of the Shares and the nature of the Stockholder’s obligations under this letter agreement and, if deemed appropriate by the Company or BRF, a copy of this letter agreement. The Stockholder will promptly provide any information reasonably requested by the Company, BRF or Merger Sub for any regulatory application or filing made or approval sought in connection with the Merger or any transactions contemplated by the Merger Agreement (including filings with the SEC).

        10. The Stockholder agrees that, prior to the expiration of the Agreement Period, the Stockholder shall not take any action that would make any representation or warranty of the Stockholder contained herein untrue or incorrect or have the effect of preventing, impairing, delaying or adversely affecting the performance by the Stockholder of its or his obligations under this letter agreement other than to a de minimis extent. The Stockholder agrees, without further consideration, to execute and deliver such additional documents and to take such further actions as necessary and reasonably requested by the Company to confirm and assure the rights and obligations set forth in this letter agreement.

        11. THIS LETTER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO LAWS THAT MAY BE APPLICABLE UNDER CONFLICTS OF LAWS PRINCIPLES. Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any Delaware State court, or Federal court of the United States of America, sitting in Delaware, and any appellate court from any thereof, solely in any action, suit or proceeding arising out of or relating to this letter agreement or the transactions contemplated hereby or for recognition or enforcement of any judgment relating thereto, and each of the parties hereby irrevocably and unconditionally (a) agrees not to commence any such action, suit or proceeding except in such courts, (b) agrees that any claim in respect of any such action, suit or proceeding shall be heard and determined in such Delaware State court or, to the extent permitted by Law, in such Federal court, (c) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action, suit or proceeding in any such Delaware State or Federal court and (d) waives, to the fullest extent permitted by Law, the defense of an inconvenient forum to the maintenance of such action, suit or proceeding in any such Delaware State or Federal court. Each of the parties hereto agrees that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party to this letter agreement irrevocably consents to service of process in the manner provided for notices in paragraph 13 or in such other manner as may be permitted by Law shall be valid and sufficient service thereof. Nothing in this letter agreement will affect the right of any party to this letter agreement to serve process in any other manner permitted by Law in the manner provided.

        12. Each party to this letter agreement acknowledge and agrees that any controversy which may arise under this letter agreement is likely to involve complicated and difficult issues, and therefore it hereby irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to this letter agreement and the other documents referred to in this letter agreement, and in respect of the transactions contemplated hereby and thereby. Each party to this letter agreement certifies and acknowledges that (a) no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce either of such waivers, (b) it understands and has considered the implications of such waivers, (c) it makes such waivers voluntarily and (d) it has been induced to enter into this letter agreement by, among other things, the mutual waivers and certifications in this paragraph 12.

        13. Any notice, request, instruction or other document to be given hereunder by either party to the other shall be in writing and delivered personally or sent by registered or certified mail, postage prepaid, by facsimile, email or by overnight courier addressed, if to the Stockholder, to the address, facsimile number or email address, as applicable, set forth in Schedule 1 hereto, and, if to the Company, in accordance with Section 8.2 of the Merger Agreement, or to such other persons or addresses as may be designated in writing by the party to receive such notice as provided above.

        14. This letter agreement shall not be assignable by operation of law or otherwise. Any purported assignment in violation of this letter agreement is void.

        15. The Stockholder recognizes and acknowledges that a breach of any covenants or agreements contained in this letter agreement will cause the Company to sustain damages for which it would not have an adequate remedy at law for money damages, and therefore the Stockholder agrees that in the event of any such breach, the Company shall be entitled to seek specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which the Company may be entitled, at law or in equity. It is accordingly agreed that the Company shall be entitled to seek an injunction or injunctions to prevent breaches of this letter agreement and to enforce specifically the terms and provisions of this letter agreement in any court of the United States or any state having jurisdiction.

        16. The effectiveness of this letter agreement shall be conditioned upon the execution and delivery of the Merger Agreement by the parties thereto.

        17. The Stockholder agrees (and agrees to cause any entities or persons under its or his control) not to (a) offer for sale, sell, transfer, tender, pledge, encumber, assign, gift or otherwise dispose of (by merger, by testamentary disposition, by operation of law or otherwise), or either voluntarily or involuntarily enter into any contract, option or other arrangement or understanding with respect to, or consent to the offer for sale, sale, transfer, tender, pledge, encumbrance, assignment, gift or other disposition of any of the Shares (each, a “Transfer”) or (b) except as set forth herein, either voluntarily or involuntarily enter into any voting arrangement, whether by proxy, voting agreement, voting trust or otherwise, with respect to the Shares and shall not commit or agree to take any of the foregoing actions; provided, that the foregoing shall not prohibit the Stockholder from Transferring Shares to trusts or other entities controlled by the Stockholder for estate planning purposes so long as the Stockholder maintains exclusive voting power over such Shares and the recipient of such Shares executes and delivers a joinder to this letter agreement whereby such recipient becomes bound by the terms of this letter agreement . In furtherance of the foregoing, the Stockholder hereby authorizes and instructs the Company to instruct its transfer agent to enter a stop transfer order with respect to any Transfer of all of the Shares. For purposes of this Section 17, “control,” when used with respect to any specified Person, means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through ownership of voting securities or by Contract or otherwise, and the terms “controlling” and “controlled by” have correlative meanings to the foregoing.

        18. The Company acknowledges and agrees that nothing in this letter agreement shall be deemed to vest in the Company any direct or indirect ownership or incidence of ownership of or with respect to any Shares. All rights, ownership and economic benefits of and relating to the Shares shall remain vested in and belong to the Stockholder, and the Company shall have no authority to manage, direct, superintend, restrict, regulate, govern or administer any of the policies or operations of the Company or exercise any power or authority to direct the Stockholder in the voting of any of the Shares, except as otherwise expressly provided herein.

        19. Any provision of this letter agreement may be (a) waived in whole or in part in writing by the party benefited by the provision or by all parties or (b) amended or modified at any time by an agreement in writing among the parties hereto executed in the same manner as this letter agreement.

        20. The Merger Agreement and this letter agreement (including the documents and instruments referred to herein) constitute the entire agreement among the parties hereto with respect to the subject matter hereof, and supersede all other prior agreements and understandings, both written and oral, between the parties, with respect to the subject matter hereof.

        21. If any term or other provision of this letter agreement is invalid, illegal or incapable of being enforced by any rule of Law or public policy, all other conditions and provisions of this letter agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions and obligations contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this letter agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

Please confirm that the foregoing correctly states the understanding between the undersigned and you by signing and returning to a counterpart hereof.

Very truly yours,

B. Riley Financial, Inc.

By:
Name:	Bryant R. Riley
Title:	Chief Executive Officer

Bryant R. Riley

By:
Name:	Bryant R. Riley

Accepted and agreed as of the date set forth above.

United Online, Inc.

By:
Name:
Title:

Schedule 1

Beneficial Owner	Shares	Address for Notice

B. Riley Financial, Inc.

Bryant R. Riley